UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246
(Address of principal executive offices) (Zip code)

Andrew Dakos

Bulldog Investors, LLP

Park 80 West

250 Pehle Avenue, Suite 708

Saddle Brook, 07663
(Name and address of agent for service)

1-877-607-0414

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

(a)

Special Opportunities Fund, Inc.

(SPE)

Semi-Annual Report

For the six months ended

June 30, 2026

Special Opportunities Fund, Inc.

Managed Distribution Plan

On March 4, 2019, the Special Opportunities Fund (the “Fund”) received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, on April 1, 2019, the Fund announced its Board of Directors formally approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders.

In the six months ended June 30, 2026, the Fund made monthly distributions to common stockholders at an annual rate of 8%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Directors.

With each distribution, the Fund will issue a notice to stockholders which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. For tax reporting purposes the actual composition of the total amount of distributions for each year will continue to be provided on a Form 1099-DIV issued after the end of the year.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price, as well as other information about the Fund, is available on the Fund’s website at www.specialopportunitiesfundinc.com.

Special Opportunities Fund, Inc.

August 26, 2026

Dear Fellow Shareholder:

The Fund’s net asset value per common share (NAV) was $15.78 on June 30, 2026 vs. $16.31 on December 31, 2025, up 0.80% (after accounting for distributions) for the first half of 2026 compared to a 10.21% return for the S&P 500 Index. The market price of the Fund’s common shares was $13.47 on June 30, 2026 vs. $14.69 on December 31, 2025 and the discount from NAV widened from 9.93% to 14.64% over the same time period.

The Fund has an accretive share repurchase program. From late April 2023 through June 30, 2026, the Fund repurchased 839,810 of its common shares at double-digit discounts to NAV and 99,179 shares of its Series C Convertible Preferred Stock below book value. Details about share repurchases are posted monthly on the Fund’s website. The last reported repurchases were made in April 2025 but in light of the current discount, this month the Fund resumed repurchasing its common shares. In addition, the Fund has a managed distribution plan whereby monthly distributions are paid to common shareholders at an annual rate of at least 8% of the NAV as of the last trading day of the prior year. The minimum monthly distribution for 2026 is $0.1087.

The Fund’s Series C Convertible Preferred Stock, which is scheduled to mature in January 2027, has a liquidation preference of $25 per share and is convertible into common stock, initially at $20.50 per share and adjusted for distributions paid to common shareholders. As of this writing, the adjusted conversion price is $14.33. Please refer to the prospectus, which is available on both the Fund’s and the SEC’s websites, for full details regarding the Series C stock. The current conversion ratio and diluted NAV (assuming all Series C shares are converted to common shares) are posted weekly on the Fund’s website.

Investment and Activism Update and Commentary

It has been frustrating to materially underperform the equity markets as they reach new highs but that comes with the territory of managing a fund that is designed to be less volatile than any broad equity stock indexes. Because the Fund has little exposure to the sort of companies that are included in the indexes, it tends to underperform the indexes in rising markets and to outperform in flat or falling markets. When will the stock market stop rising? Who knows? Bulldog Investors, the Fund’s investment advisor, does not predict market trends but seeks to make investments in companies whose share prices are far below what it sees as their intrinsic value and it sometimes takes an active role to enhance shareholder value.

Special Opportunities Fund, Inc.

As we previously discussed, one reason the Fund’s portfolio diverges from the broad stock market is our large exposure to special purpose acquisition companies (SPACs). In essence, a SPAC is a “blank check” company that raises capital from investors, substantially all of which is placed in a trust account and typically invested in T-bills for a fixed period of time during which the SPAC’s sponsor seeks to identify a private company with which to merge. In recent years, the percentage of the Fund’s investable assets in SPACs has hovered around 20%. A key element of every SPAC is that each public shareholder can redeem its shares for a pro rata share of the trust account before the merger closes. And if a SPAC fails to complete a business combination by its deadline, the trust account is liquidated and each public shareholder receives a pro rata share of the trust account. Without that protection, there would be few, if any, SPACs.

A record of 613 SPAC IPOs were issued in 2021. The SPAC IPO market subsequently collapsed due to a combination of factors, including poor performance by many post-merger companies, a high number of SPAC liquidations after failing to identify an attractive target company, and new legal and regulatory impediments driven by a hostile SEC Chairman. By 2023, the number of SPAC IPOs fell to a mere thirty-one. As one scholar from the University of Michigan put it in early 2024, “The stock market killed it at first, but now the SEC has picked up a shovel and buried SPACs for good.” Yet, as Mark Twain famously said, “The report of my death was an exaggeration.” In 2025, driven by a sluggish appetite by investors for traditional IPOs, the need for private equity funds that had reached their windup phase to achieve liquidity for their investors, and a more accommodating SEC Chairman, approximately 144 SPAC IPOs were issued, raising about $30 billion. In the first half of 2026, about 115 SPACs were issued, raising about $23 billion. Currently, there are about 250 SPACs searching for acquisition targets. As Yogi Berra sagely observed, “It’s tough to make predictions, especially about the future.”

Our philosophy regarding SPACs is unchanged. We see them as a superior alternative to a low risk money market fund with a degree of optionality that manifests itself when a perceived attractive proposed merger is announced and investors push the stock price of the SPAC above the pro rata value of the trust account. To be clear, our policy is almost always to exit a SPAC before it merges with its target, which removes the risk of loss of principal. We hope to add value by assembling a portfolio of SPACs managed by sponsors that we believe have a reasonably good chance of identifying and completing an attractive business combination.

Special Opportunities Fund, Inc.

We have a similar philosophy with regard to closed-end funds (CEFs) and business development companies (BDCs), most of which are essentially CEFs that focus on lending to private companies. Specifically, we look for CEFs and BDCs whose stock prices are at a big discount from their intrinsic value. Sometimes the stock price and the NAV get out of kilter for which there is no good explanation. In our last letter, we noted that some credit income funds had fallen to very sizeable discounts. One extreme example is Bluerock Private Real Estate Fund (BPRE), a very large former interval fund whose shares began trading on the NYSE on December 16, 2025. The discount from NAV quickly blew out to almost 40% and then narrowed to about 25% by early 2026, a discount that we thought would grow even narrower over time as the overhang from former shareholders seeking liquidity dissipated. However, since then, and despite increasing its monthly dividend four times since it listed on the NYSE, BPRE’s discount reversed course and currently stands at a staggering 47%. Conjecture about why the shares trade at such a large discount abounds, e.g., tax loss selling or uncertainty about the valuations of BPRE’s illiquid holdings, but none of the theories justifies such a large discount. In any event, value-oriented investors like the Fund have been accumulating shares and unless the discount narrows significantly, we and/or other like-minded shareholders are likely to push for measures to enhance shareholder value, e.g., increased share repurchases.

As for BDCs, in addition to concerns about interest rate compression, tariff uncertainty, and competition from new players in the private loan business, fear of defaults by private companies, and software companies in particular (that might be negatively impacted by artificial intelligence) has recently spread to the BDCs that lend to them. For the most part, managements of BDCs say that these fears are overblown and that there is a disconnect between the negative press and what they are seeing on the ground. In any case, the share prices of a number of BDCs have fallen to extraordinary discounts from NAV. As of this writing, we count eighteen BDCs whose shares are trading at discounts from NAV of at least 30%. In our last letter, we said, “One thing that is likely is that value-oriented activist investors like Bulldog Investors will be drawn to CEFs and BDCs that trade at persistently wide discounts from their intrinsic values.” Since then, we have issued several press releases urging certain BDCs to take actions to enhance shareholder value. For example, on July 7, 2026, Bulldog issued a press release calling on CION Investment Corporation, one of the Fund’s largest holdings, and whose shares were trading at less than 50% of NAV, to dramatically increase its share repurchases. We subsequently engaged in productive discussions with management. On August 6, 2026, CION reported good earnings and a number of positive developments including a $50 million increase in its share repurchase program. CION’s stock price has significantly risen since then but we think it can go much higher, as some of these developments, like the pending sale of a large equity holding, come to fruition.

Special Opportunities Fund, Inc.

In our last letter, we discussed MFS High Yield Municipal Trust (CMU) and MFS Investment Grade Municipal Trust (CXH). On December 11, 2025, a special shareholder meeting to be held on March 11, 2026 was announced to consider a proposal to merge three MFS-managed CEFs including CMU and CXH into a fourth CEF run by a new investment manager. We said that we believed it would be very difficult to get shareholder approval for those proposals without offering a monetization event to shareholders of CMU and CXH. Shortly thereafter, both funds announced tender offers for up to 50% of their outstanding shares if the proposals passed, which they did. The tender offers expired in May and we were able to sell about 90% of our shares of each CEF at 99% of NAV.

Being a credible activist recently led to a value enhancing settlement agreement with XAI Floating Rate & Alternative Income Trust (XFLT). On July 2, 2026, we announced an intention to vote against a proposed sub-advisory agreement at a special meeting of XFLT shareholders. XFLT management later reached out to us and after intensive negotiations over the weekend before the meeting, we reached an agreement that provided for an unconditional self-tender offer for 12.5% of XFLT’s outstanding shares at 98% of NAV and a series of subsequent conditional tender offers if we would support the proposal and it passed, which it did.

We recently purchased shares of Dynamix Corporation (DYNC), a SPAC, at a price in excess of the per share amount in the trust account with the intention of becoming a “SPAC-tivist.” In connection with the termination of a business combination agreement, Dynamix is slated to receive a breakup fee of $50 million. It is almost certain that Dynamix will not complete another merger by its November 2026 deadline so the question is: Who is entitled to receive the breakup fee when it is liquidated? If it is distributed to all shareholders, it could be well over $1 per share. But Dynamix management has signaled that it intends to keep the breakup fee for itself. Therefore, on July 14th we sent, and later filed with the SEC, a letter to the Board of Dynamix explaining why that would be improper and will almost certainly lead to litigation. Based upon the prices we paid for our shares we estimate that our potential loss is limited to less than ten cents per share. Since we made our letter public, the shares have risen by about ten cents. We think they are still attractive because more than 98% of the current stock price should be returned in a few months and a favorable resolution of the dispute as to the allocation of the cash outside the trust is likely.

As an activist, Bulldog Investors often employs measures to enhance the value of the Fund’s investments. Therefore, we were disappointed that the Supreme Court recently held that a shareholder of a CEF does not have a right to sue to rescind a provision in its bylaws that effectively prevents any shareholder from voting more than 10% of its outstanding shares. Notably, the Court did not consider the merits, i.e., whether the lower courts were correct in concluding that a so-called “control share” provision violates the “one share, one vote” requirement set forth in the Investment Company Act of 1940. Consequently, we anticipate further litigation e.g., a lawsuit alleging a breach of fiduciary duty, to challenge the validity of such “control share” provisions.

Special Opportunities Fund, Inc.

As always, we remind you that instruction forms for voting proxies for certain CEFs held by the Fund are available at http://www.specialopportunitiesfundinc.com/proxy_voting.html. To be notified directly of such instances, please email us at proxyinstructions@bulldoginvestors.com.

Sincerely yours,

Phillip Goldstein

Chairman

The Fund’s management believes any forward-looking statements in this report are reasonable although all forward-looking statements are inherently uncertain.

Special Opportunities Fund, Inc.

Growth of $10,000 Investment

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 6/30/2026

Net asset value returns	1 year	5 years	10 years
Special Opportunities Fund, Inc.	5.09%	8.09%	9.20%

Market price returns
Special Opportunities Fund, Inc.	-0.52%	8.79%	10.20%

Index returns
S&P 500® Index	22.32%	13.41%	15.51%

Share price as of 6/30/2026
Net asset value	$15.85
Market price	$13.47

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the ex-dividend date. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at the lower of the NAV or the closing market price on the ex-dividend date. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The S&P 500® Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. You cannot invest directly in an index.

Special Opportunities Fund, Inc.

Portfolio Composition as of 6/30/2026 (unaudited)

	Value	Cost	% of Net Assets
Closed-End Funds	$125,207,909	$89,178,872	71.6%
Special Purpose Acquisition Companies (SPACs)	44,939,603	44,238,910	25.8%
Common Stocks	25,302,396	17,491,636	14.5%
Business Development Companies	22,425,420	35,115,423	12.9%
Money Market Funds	9,200,062	9,200,062	5.3%
Trusts	2,393,268	2,493,016	1.4%
Real Estate Investment Trusts—Common	640,975	1,419,422	0.4%
Warrants	533,059	227,911	0.3%
Rights	336,295	191,889	0.2%
Preferred Stocks	335,018	3,161,052	0.2%
Other Notes	0	586,450	0.0%
Total Investments	$231,314,005	$203,304,643	132.6%
Liabilities in Excess of Other Assets	(56,589,374)		(32.6)%
Total Net Assets	$174,727,631		100.0%

The following table represents the Fund’s investments categorized by country as of June 30, 2026:

Country	% of Net Assets
United States	105.4%
Cayman Islands	25.6%
Guernsey	0.9%
Virgin Islands British	0.7%
132.6%
Liabilities in Excess of Other Assets	(32.6)%
100.0%

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2026 (unaudited)

	Shares	Value
CLOSED-END FUNDS—71.6%
Aberdeen Municipal Income Fund	116,466	$654,539
Bancroft Fund Ltd.	25,629	666,098
BlackRock Technology and Private Equity Term Trust	5,871	53,015
Blackstone Long-Short Credit Income Fund	56,179	611,228
Bluerock Private Real Estate Fund	212,271	2,761,646
BNY Mellon Municipal Bond Infrastructure Fund, Inc.	66,082	729,545
BNY Mellon Strategic Municipal Bond Fund, Inc.	1,367,218	8,408,391
BNY Mellon Strategic Municipals, Inc.	597,976	3,862,925
Central Securities Corp.	219,394	11,507,215
Clough Global Equity Fund	3,813	32,868
Clough Global Opportunities Fund	447,049	2,735,940
Credit Suisse High Yield Bond Fund	282,666	503,145
Destra Multi-Alternative Fund	72,741	544,103
Dividend and Income Fund	350,673	6,005,753
Dreyfus High Yield Strategies Fund	382,770	926,303
Duff & Phelps Utility and Infrastructure Fund Inc.	158,184	2,347,451
Eagle Point Income Company, Inc.	120,604	1,214,482
Ellsworth Growth and Income Fund Ltd.	87,424	1,154,871
ESC HNW (a)(b)	35,254	17,148
ESC MAV (a)(b)	118,878	31,633
ESC MHI (a)(b)	132,125	25,262
ESC PHT (a)(b)	28,477	—
Federated Premier Municipal Income Fund	14,000	160,860
Gabelli Dividend & Income Trust	133,595	3,927,693
GDL Fund	171,677	1,454,104
General American Investors Co., Inc.	279,523	17,819,591
Highland Opportunities and Income Fund	5,330	38,003
Japan Smaller Capitalization Fund, Inc.	119,760	1,410,773
John Hancock Diversified Income Fund	263,851	3,029,009
Mexico Equity & Income Fund, Inc.	100,100	1,301,941
Mexico Fund, Inc.	109,686	2,398,833
Neuberger Berman Next Generation Connectivity Fund, Inc.	657,960	10,882,658
New Germany Fund, Inc.	417,237	4,781,536
Nuveen S&P 500 Dynamic Overwrite Fund	93,245	1,738,087
Pershing Square Holdings	10,000	488,600
Pershing Square Holdings Ltd. Fund	30,000	1,484,262

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2026 (unaudited)

	Shares	Value
CLOSED-END FUNDS—(continued)
Royce Micro-Cap Trust, Inc.	145,797	$2,134,468
Saba Capital Income & Opportunities Fund II	38,408	320,707
SRH Total Return Fund, Inc.	1,116,522	19,985,743
Voya Asia Pacific High Dividend Equity Income Fund	160,591	1,488,679
Voya Emerging Markets High Dividend Equity Fund	418,562	3,264,784
XAI Octagon Floating Rate Alternative Income Trust	131,283	2,304,017
TOTAL CLOSED-END FUNDS (Cost $89,178,872)		125,207,909

SPECIAL PURPOSE ACQUISITION COMPANIES (SPACs)—25.8%
AI Infrastructure Acquisition Corp. (b)	100,000	1,023,000
Aldabra 4 Liquidity Opportunity Vehicle, Inc. (b)	99,999	993,990
Aldabra 4 Liquidity Opportunity Vehicle, Inc. (b)	1	10
Aldel Financial II, Inc. (b)	38,904	415,689
Alpex Acquisition Corp. (b)	28,750	288,075
AmperCap Acquisition Co. (b)	33,750	338,513
Archimedes Tech SPAC Partners III Co. (b)	40,000	400,400
Ares Acquisition Corp. III (b)	88,900	893,445
Armada Acquisition Corp. III (b)	50,000	497,500
Bain Capital GSS Investment Corp. (b)	100,000	1,027,000
Black Spade Acquisition III Co. (b)	99,999	994,990
Black Spade Acquisition III Co. (b)	1	10
Bleichroeder Acquisition Corp. II (b)	50,000	516,000
Bold Eagle Acquisition Corp.—Class A (b)	100,000	1,068,000
Cambridge Acquisition Corp. (b)	9,864	98,443
CH4 Natural Solutions Corp. (b)	248	2,485
Columbus Circle Capital Corp. II (b)	66,643	675,094
Crane Harbor Acquisition Corp.—Class A (b)	50,000	510,500
D Boral Acquisition I Corp. (b)	125,000	1,246,250
Daedalus Special Acquisition Corp. (b)	100,000	1,009,000
Dynamix Corp. (b)	328,502	3,544,538
FG Imperii Acquisition Corp. (b)	100,000	993,000
Fortress Value Acquisition Corp. V (b)	100,000	1,015,000
Gores Holdings XI, Inc. (b)	58,768	595,908
HCM IV Acquisition Corp. (b)	100,000	1,005,000
Hennessy Capital Investment Corp. VIII (b)	100,000	993,000
Highview Merger Corp.—Class A (b)	60,663	615,729

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2026 (unaudited)

	Shares	Value
SPECIAL PURPOSE ACQUISITION COMPANIES (SPACs)—(continued)
Illumination Acquisition Corp. I (b)	49,998	$494,980
Illumination Acquisition Corp. I (b)	2	20
Inflection Point Acquisition Corp. VI (b)	47,465	490,788
Insight Digital Partners II (b)	100,000	1,006,000
Irenic Acquisition Corp. (b)	50,000	508,500
JAB Acquisition Corp. I (b)	17,500	175,525
Jackson Acquisition Co. II—Class A (b)	102,671	1,092,419
Kensington Capital Acquisition Corp. VI (b)	100,000	1,001,000
Legato Merger Corp. III (b)	1	10
Legato Merger Corp. IV (b)	99,999	991,990
Lightwave Acquisition Corp. (b)	100,000	1,025,000
M Evo Global Acquisition Corp. II (b)	100,000	992,000
M3-Brigade Acquisition VI Corp. (b)	50,000	506,500
McKinley Acquisition Corp.—Class A (b)	100,000	1,014,000
Meshflow Acquisition Corp. (b)	49,998	500,480
Meshflow Acquisition Corp. (b)	2	20
Metals Acquisition Corp. II (b)	52,500	574,875
NewHold Investment Corp. III (b)	50,000	544,500
NewHold Investment Corp. IV (b)	1	10
NewHold Investment Corp. IV (b)	99,999	999,990
Oaktree Acquisition Corp. III Life Sciences (b)	12,500	133,875
OneIM Acquisition Corp. (b)	100,000	1,008,000
Proem Acquisition Corp. I (b)	50,000	504,000
Quantum Leap Acquisition Corp. (b)	48,750	484,088
RRE Ventures Acquisition Corp. (b)	2	20
RRE Ventures Acquisition Corp. (b)	134,082	1,326,071
Silver Pegasus Acquisition Corp.—Class A (b)	97,587	1,003,194
Social Commerce Partners Corp. (b)	88,992	912,168
Spring Valley Acquisition Corp. IV (b)	50,000	517,000
Talon Capital Corp. (b)	77,000	793,100
Titan Acquisition Corp. (b)	75,000	780,750
Tribeca Strategic Acquisition Corp. (b)	5,000	49,750
Vendome Acquisition Corp. I—Class A (b)	100,000	1,022,000
Viking Acquisition Corp. I (b)	50,000	511,000
Wen Acquisition Corp. (b)	110,712	1,139,226
Willow Lane Acquisition Corp. II (b)	150,000	1,552,500

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2026 (unaudited)

	Shares	Value
SPECIAL PURPOSE ACQUISITION COMPANIES (SPACs)—(continued)
Yorkville International Capital Corp. (b)	52,108	$523,685
TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES (SPACs) (Cost $44,238,910)		44,939,603

COMMON STOCKS—14.5%
Financial Services—1.3%
Cannae Holdings, Inc.	156,978	2,260,483
Oil Gas & Consumable Fuels—6.0%
Texas Pacific Land Corp.	24,000	10,503,360
Real Estate Management & Development—6.0%
Gyrodyne LLC (b)	30,000	186,900
Howard Hughes Holdings, Inc. (b)	12,000	857,880
Tejon Ranch Co. (b)	500,000	9,350,000
		10,394,780
Real Estate Owners & Developers—1.2%
Stratus Properties, Inc. (b)	74,566	2,143,773
TOTAL COMMON STOCKS (Cost $17,491,636)		25,302,396

BUSINESS DEVELOPMENT COMPANIES—12.9%
Barings BDC, Inc.	146,029	1,244,167
BCP Investment Corp.	167,780	1,221,438
Blue Owl Capital Corp.	132,229	1,437,329
Blue Owl Technology Finance Corp.	409,560	4,238,946
CION Investment Corp.	909,621	5,666,939
Crescent Capital BDC, Inc.	200,002	2,184,022
Horizon Technology Finance Corp.	350,441	1,657,586
Investcorp Credit Management BDC, Inc.	241,122	282,113
Nuveen Churchill Direct Lending Corp.	115,776	1,437,938
Runway Growth Finance Corp.	544,553	3,054,942
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $35,115,423)		22,425,420

	Certificates
TRUSTS—1.4%
Copper Property CTL Pass Through Trust	225,780	2,393,268
TOTAL TRUSTS (Cost $2,493,016)		2,393,268

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2026 (unaudited)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS—COMMON—0.4%
Diversified Reits—0.4%
NexPoint Diversified Real Estate Trust	123,502	$640,975
TOTAL REAL ESTATE INVESTMENT TRUSTS—COMMON (Cost $1,419,422)		640,975

	Contracts
WARRANTS—0.3%
Asset Management—0.2%
Aldabra 4 Liquidity Opportunity Vehicle, Inc.,
Expires 2/18/2031, Exercise Price $11.50 (b)	33,333	16,000
Andretti Acquisition Corp. II,
Expires 10/24/2029, Exercise Price $11.50 (b)	4,593	965
Archimedes Tech SPAC Partners III Co.,
Expires 1/23/2031, Exercise Price $11.50 (b)	10,000	7,500
Armada Acquisition Corp. III,
Expires 2/14/2031, Exercise Price $11.50 (b)	25,000	7,375
Black Spade Acquisition III Co.,
Expires 1/27/2031, Exercise Price $11.50 (b)	33,333	12,000
Centurion Acquisition Corp.,
Expires 8/1/2029, Exercise Price $11.50 (b)	78,125	22,625
CSLM Digital Asset Acquisition Corp. III Ltd.,
Expires 9/19/2030, Exercise Price $11.50 (b)	50,000	11,005
D Boral Acquisition I Corp.,
Expires 5/6/2030, Exercise Price $11.50 (b)	62,500	21,869
Daedalus Special Acquisition Corp.,
Expires 9/18/2030, Exercise Price $11.50 (b)	25,000	15,000
FG Imperii Acquisition Corp.,
Expires 12/24/2030, Exercise Price $11.50 (b)	50,000	14,670
Hardon Energy Inc,
Expires 9/12/2029, Exercise Price $11.50 (b)	47,884	7,757
Highview Merger Corp.,
Expires 8/13/2030, Exercise Price $11.50 (b)	30,331	10,616
Illumination Acquisition Corp. I,
Expires 12/30/2030, Exercise Price $11.50 (b)	16,666	8,166
Inflection Point Acquisition Corp. VI,
Expires 5/16/2031, Exercise Price $11.50 (b)	18,433	34,284
Insight Digital Partners II,
Expires 12/31/2030, Exercise Price $11.50 (b)	50,000	13,000

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2026 (unaudited)

	Contracts	Value
WARRANTS—(continued)
Asset Management—(continued)
Kensington Capital Acquisition Corp. VI,
Expires 2/11/2031, Exercise Price $11.50 (b)	25,000	$28,750
Lightwave Acquisition Corp.,
Expires 6/24/2030, Exercise Price $11.50 (b)	50,000	14,765
Lionheart Holdings,
Expires 8/9/2029, Exercise Price $11.50 (b)	39,381	14,965
M3-Brigade Acquisition V Corp.,
Expires 9/23/2030, Exercise Price $11.50 (b)	21,323	7,890
M3-Brigade Acquisition VI Corp.,
Expires 8/5/2030, Exercise Price $11.50 (b)	16,666	6,666
NewHold Investment Corp. IV,
Expires 3/1/2032, Exercise Price $11.50 (b)	33,333	18,670
Quantum Leap Acquisition Corp.,
Expires 6/6/2031, Exercise Price $11.50 (b)	48,750	6,338
Roman DBDR Acquisition Corp. II,
Expires 2/3/2030, Exercise Price $11.50 (b)	185,000	36,999
RRE Ventures Acquisition Corp.,
Expires 5/20/2031, Exercise Price $11.50 (b)	44,694	23,464
Silverbox Corp. IV,
Expires 9/24/2029, Exercise Price $11.50 (b)	8,322	1,332
SIM Acquisition Corp. I,
Expires 8/28/2029, Exercise Price $11.50 (b)	125,000	31,263
Talon Capital Corp.,
Expires 9/5/2030, Exercise Price $11.50 (b)	25,666	16,426
Vendome Acquisition Corp. I,
Expires 2/18/2026, Exercise Price $11.50 (b)	50,000	14,000
Viking Acquisition Corp. I,
Expires 11/3/2030, Exercise Price $11.50 (b)	11,333	10,200
Biotechnology—0.0% (c)
ZyVersa Therapeutics, Inc.,
Expires 12/12/2027, Exercise Price $11.50 (a)(b)	65,250	—
Miscellaneous Intermediation—0.1%
Aldel Financial II, Inc.,
Expires 10/10/2029, Exercise Price $11.50 (b)	19,452	5,643
Copley Acquisition Corp.,
Expires 5/23/2030, Exercise Price $11.50 (b)	50,000	4,285
Fact II Acquisition Corp.,
Expires 12/20/2029, Exercise Price $11.50 (b)	63,867	35,191

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2026 (unaudited)

	Contracts	Value
WARRANTS—(continued)
Miscellaneous Intermediation—(continued)
Graf Global Corp.,
Expires 8/7/2029, Exercise Price $11.50 (b)	35,000	$13,300
HWH INTL INC WT,
Expires 1/31/2027, Exercise Price $11.50 (b)	23,750	—
Launch Two Acquisition Corp.,
Expires 11/26/2029, Exercise Price $11.50 (b)	18,783	6,480
Titan Acquisition Corp.,
Expires 6/2/2030, Exercise Price $11.50 (b)	35,000	21,000
Wen Acquisition Corp.,
Expires 5/15/2031, Exercise Price $11.50 (b)	35,000	12,600
TOTAL WARRANTS (Cost $227,911)		533,059

	Shares
RIGHTS—0.2%
AI Infrastructure Acquisition Corp., Expires 2/21/2030, Exercise Price $0.00 (b)	100,000	21,000
Blue Acquisition Corp., Expires 6/11/2030, Exercise Price $0.00 (b)	148,000	115,439
Cayson Acquisition Corp., Expires 6/24/2026, Exercise Price $10.00 (b)	100,000	21,000
Eureka Acquisition Corp., Expires 7/3/2026, Exercise Price $10.00 (b)	1,000	251
Flag Ship Acquisition Corp., Expires 3/31/2026, Exercise Price $0.11 (b)	83,908	6,713
HCM IV Acquisition Corp., Expires 4/7/2031, Exercise Price $11.50 (b)	25,000	13,500
Hennessy Capital Investment Corp. VIII, Expires 2/2/2031, Exercise Price $1.00 (b)	100,000	16,100
Jackson Acquisition Co. II, Expires 2/27/2026, Exercise Price $10.00 (b)	129,800	18,198
Legato Merger Corp. IV, Expires 3/17/2031, Exercise Price $11.50 (b)	33,333	15,333
M Evo Global Acquisition Corp. II, Expires 2/20/2031, Exercise Price $11.50 (b)	50,000	19,800
McKinley Acquisition Corp., Expires 7/25/2030, Exercise Price $10.00 (b)	100,000	19,000
Meshflow Acquisition Corp., Expires 9/17/2030, Exercise Price $11.50 (b)	16,666	4,700
Range Capital Acquisition Corp., Expires 6/23/2026, Exercise Price $10.00 (b)	167,984	27,079
Silver Pegasus Acquisition Corp., Expires 6/26/2030, Exercise Price $10.00 (b)	97,587	24,397
Soulpower Acquisition Corp., Expires 6/27/2026, Exercise Price $1.00 (b)	118,223	13,785
TOTAL RIGHTS (Cost $191,889)		336,295

PREFERRED STOCKS—0.2%
Real Estate Investment Trusts—0.2%
Brookfield DTLA Fund Office Trust Investor, Inc., 7.63%, Perpetual (b)	100,000	5,000
Cedar Realty Trust, Inc., Series C, 6.50%, Perpetual (b)	2,008	35,341
NexPoint Diversified Real Estate Trust, Series A, 5.50%, Perpetual (b)	22,324	294,677
TOTAL PREFERRED STOCKS (Cost $3,161,052)		335,018

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2026 (unaudited)

	Shares	Value
OTHER NOTES—0.0% (c)
Legacy IMBDS, Inc. (a)(b)(d)	23,458	$—
TOTAL OTHER NOTES (Cost $586,450)		—

SHORT-TERM INVESTMENTS—5.3%
MONEY MARKET FUNDS—5.3%
Fidelity Institutional Money Market Government Portfolio—Class I, 3.53% (e)	4,600,031	4,600,031
Invesco Treasury Portfolio—Institutional Class, 3.55% (e)	4,600,031	4,600,031
TOTAL SHORT-TERM INVESTMENTS (Cost $9,200,062)		9,200,062
TOTAL INVESTMENTS—132.6% (Cost $203,304,643)		231,314,005
Liabilities in Excess of Other Assets—(32.6)%		(56,586,374)
TOTAL NET ASSETS—100.0%		$174,727,631

Percentages are stated as a percent of net assets.

BDC—Business Development Company

LLC—Limited Liability Company

REIT—Real Estate Investment Trust

(a)	Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Fund’s Board of Directors. These securities represented $74,043 or 0.0% of net assets as of June 30, 2026.

(b)	Non-income producing security.

(c)	Represents less than 0.05% of net assets.

(d)	Issuer is currently in default.

(e)	The rate shown represents the 7-day annualized effective yield as of June 30, 2026.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

(This Page Intentionally Left Blank.)

Special Opportunities Fund, Inc.

Statement of assets and liabilities—June 30, 2026 (unaudited)

Assets:
Investments, at value (Cost $203,304,643)	$231,314,005
Receivables:
Investments sold	504,832
Dividends and interest	476,942
Other assets	55,576
Total assets	232,351,355

Liabilities:
Payables:
Distributions payable	5,314
Advisory	219,304
Investment securities purchased	1,400,159
Administration	38,929
Directors	6,351
Accrued expenses and other liabilities	5,741
Reports and notices to shareholders	5,769
Transfer agent	10,662
Custody	5,950
Legal	4,830
Audit	22,339
Chief Compliance Officer	3,276
Fund accounting	725
Total liabilities	1,729,349

Preferred Stock:
2.75% Convertible Preferred Stock—$0.001 par value, $25 liquidation value per share; 2,235,775 shares outstanding
Total preferred stock	55,894,375

Net assets applicable to common shareholders	$174,727,631

Net assets consist of:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized; 11,021,426 shares issued and outstanding, 15,183,673 shares held in treasury	$403,584,640
Cost of shares held in treasury	(250,162,698)
Total distributable earnings (deficit)	21,305,689
Net assets	$174,727,631
Net asset value per share ($174,727,631 applicable to 11,021,426 shares outstanding)	$15.85

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the six months
ended June 30, 2026
(unaudited)
Investment income:
Dividends	$5,656,700
Interest	119,030
Other	6
Total investment income	5,775,736

Expenses:
Advisory	1,149,018
Directors	134,521
Administration	83,089
Compliance	37,290
Other	31,605
Legal	29,920
Reports and notices to shareholders	29,385
Insurance	26,105
Audit	22,339
Custody	16,991
Transfer agency	16,774
Stock exchange listing	16,190
Fund accounting	1,845
Net expenses	1,595,072
Net investment income	4,180,664

Net realized and unrealized gain from investment activities:
Net realized loss from:
Investments	(566,829)
Net realized loss	(566,829)
Change in net unrealized appreciation/depreciation on:
Investments	29,515
Net realized and unrealized gain from investment activities	(537,314)
Increase in net assets resulting from operations	3,643,350
Dividends to preferred stockholders	(768,548)
Net increase in net assets applicable to common shareholders resulting from operations	$2,874,802

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the six months
ended June 30, 2026
(unaudited)
Cash flows resulting from operating activities:
Net increase in net assets	$3,643,350
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(58,992,529)
Proceeds from sales of investments	61,140,265
Net purchases and sales of short-term investments	2,012,673
Decrease in dividends and interest receivable	268,583
Increase in receivable for investments sold	(349,580)
Decrease in other assets	(2,053)
Decrease in payable for investments purchased	1,215,041
Decrease in payable to Adviser	(11,881)
Increase in accrued expenses and other liabilities	(66,053)
Net realized gain from investments	566,829
Net change in unrealized appreciation (depreciation) from investments	(29,515)
Net cash provided by operating activities	9,395,130

Cash flows from financing activities:
Distributions paid to common stockholders	(8,626,582)
Dividends paid to preferred shareholders	(768,548)
Net cash used in financing activities	(9,395,130)
Net change in cash	$—

Cash:
Beginning of period	—
End of period	$—

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the
	six months ended	For the
	June 30,	year ended
	2026 (unaudited)	December 31, 2025
From operations:
Net investment income	$4,180,664	$4,309,691
Net realized gain (loss) from:
Investments in securities of:
Investments	(566,829)	11,440,511
Foreign currency translations	—	(12,089)
Distributions received from investment companies	—	409,503
Net change in unrealized appreciation (depreciation) on:
Investments in securities of:
Investments	29,515	4,931,265
Net increase in net assets resulting from operations	3,643,350	21,078,881

Distributions paid to preferred shareholders:
Net distributions	(768,548)	(1,537,095)
Total distributions paid to preferred shareholders	(768,548)	(1,537,095)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	2,874,802	19,541,786

Distributions paid to common shareholders:
Net distributions	(7,144,881)	(21,260,346)
Total distributions paid to common shareholders	(7,144,881)	(21,260,346)

Capital Stock Transactions (Note 5)
Shares issued in lieu of cash dividends	5,774,616	—
Repurchase of common stock	—	(64,750)
Total capital stock transactions	5,774,616	(64,750)
Net increase (decrease) in net assets applicable to common shareholders	1,504,537	(1,783,310)

Net assets applicable to common shareholders:
Beginning of period	173,223,094	175,006,404
End of period	$174,727,631	$173,223,094

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year/period is presented below:

For the six months
ended June 30, 2026*
(unaudited)
Net asset value, beginning of period	$16.31
Net investment income(1)	0.31
Net realized and unrealized gains (losses) from investment activities	(0.05)
Total from investment operations	0.26
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income	(0.07)
Net realized gains from investment activities	—
Net increase (decrease) in net assets attributable to common stockholders resulting from operations	0.19
Distributions paid to common shareholders from:
Net investment income	(0.65)
Net realized gains from investment activities	—
Return of capital	—
Total dividends and distributions paid to common shareholders	(0.65)
Anti-Dilutive effect of Common Share Repurchase	—
Dilutive effect of conversions of preferred shares to common shares	—
Anti-Dilutive effect of tender offer	—
Net asset value, end of period	$15.85
Market price, end of period	$13.47
Total net asset value return(2)	1.24%
Total market price return(2)	(4.02%)
Ratio to average net assets attributable to common shares:
Ratio of expenses to average net assets(4)	1.85%
Ratio of net investment income to average net assets(1)	4.85%
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$174,728
Liquidation value of preferred stock (000’s)	$55,894
Portfolio turnover	26%
Preferred Stock:
Total Shares Outstanding	2,235,775
Asset coverage per share of preferred shares, end of period	$103

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights (continued)

For the year ended December 31,
2025	2024	2023	2022	2021
$16.47	$14.30	$13.01	$16.55	$16.13
0.41	0.66	0.58	0.28	0.18
1.57	2.75	1.80	(2.43)	4.06
1.98	3.41	2.38	(2.15)	4.24

(0.14)	(0.14)	(0.14)	(0.03)	(0.05)
—	—	—	(0.09)	(0.03)

1.84	3.27	2.24	(2.27)	4.16

(0.72)	(0.69)	(0.55)	(0.34)	(0.23)
(1.28)	(0.46)	—	(0.96)	(1.57)
—	—	(0.49)	(0.02)	—
(2.00)	(1.15)	(1.04)	(1.32)	(1.80)
—	0.05	0.09	—	—
—	—	—	—	(1.94)
—	—	—	0.05	—
$16.31	$16.47	$14.30	$13.01	$16.55
$14.69	$14.63	$11.86	$11.40	$15.45
11.59%	23.90%	18.74%	(13.81%)	14.09%
14.65%	34.45%	14.13%	(18.33%)	23.62%

1.86%	1.86%	1.95%	1.89%	1.57%
2.41%	4.33%	4.40%	2.03%	0.72%

$173,223	$175,006	$157,500	$149,110	$201,394
$55,894	$55,894	$56,364	$58,374	$—
50%	66%	64%	54%	80%

2,235,775	2,235,775	2,254,557	2,334,954	—
$102	$103	$95	$89	$—

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights (continued)

*	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the ex-dividend date. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(3)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at the lower of the NAV or the closing market price on the ex-dividend date. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 1

Organization and significant accounting policies

Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company. Effective December 21, 2009, the Fund changed its name to Special Opportunities Fund, Inc. and changed its investment objective to total return. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures with respect to the financial statements and disclosures and determined there is no material impact for the Fund. The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Adviser, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

25

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market. Current transactions in similar securities in the marketplace are evaluated. Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued. U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price. Money market mutual funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value as determined in good faith by or under the direction of the Fund’s Board.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

26

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Level 3—	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments are listed in the table on page 28. Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chair of the Audit & Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than acquisition cost detailing the reason, factors considered, and impact on the Fund’s NAV. If the Chair determines that such fair valuation(s) require the involvement of the Audit & Valuation Committee, a special meeting of the Audit & Valuation Committee is called as soon as practicable to discuss such fair valuation(s). The Audit & Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the 1940 Act.

27

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

In addition to special meetings, the Audit & Valuation Committee meets prior to each regular quarterly Board meeting. At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed. The Audit & Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and, unless more information is required, approves the valuation of fair valued securities.

The Audit & Valuation Committee also reviews other interim reports as necessary and, pursuant to Rule 2a-5 under the 1940 Act, periodically assesses any material risks associated with the determination of fair value of Fund investments.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2026 in valuing the Fund’s investments:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Investments:
Closed-End Funds	$125,133,866	$—	$74,043	$125,207,909
Special Purpose Acquisition Companies (SPACs)	44,939,603	—	—	44,939,603
Common Stocks	25,302,396	—	—	25,302,396
Business Development Companies	22,425,420	—	—	22,425,420
Money Market Funds	9,200,062	—	—	9,200,062
Trusts	—	2,393,268	—	2,393,268
Real Estate Investment Trusts—Common	640,975	—	—	640,975
Warrants	465,250	67,809	—	533,059
Rights	289,331	46,964	—	336,295
Preferred Stocks	335,018	—	—	335,018
Other Notes	—	—	—	—
Total Investments	$228,731,921	$2,508,041	$74,043	$231,314,005

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

28

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The fair value of derivative instruments as reported within the Schedule of Investments as of June 30, 2026:

Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value
Equity Contracts—Warrants	Investments, at value	$533,059

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2026:

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Assets & Operations Location	Value
Equity Contracts—Warrants	Net Realized Gain on Investments	$394,574

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Assets & Operations Location	Value
Equity Contracts—Warrants	Net change in unrealized appreciation of investments	$339,231

The average monthly share amount of warrants during the period was 1,832,529. The average monthly market value of warrants during the period was $532,077.

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Closed-End	Other
Category	Funds	Notes	Warrants
Balance as of 12/31/2025	$165,528	$—	$—
Acquisitions	—	—	—
Dispositions	(40,478)	—	—
Transfers into (out of) Level 3	—	—	—
Accretion/Amortization	—	—	—
Corporate Actions	—	—	—
Realized Gain (Loss)	—	—	—
Change in unrealized appreciation (depreciation)	(51,007)	—	—
Balance as of 6/30/2026	$74,043	$—	$—
Change in unrealized appreciation (depreciation) during the period for Level 3 investments held at June 30, 2026	$(51,007)	$—	$—

29

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2026:

Category	Fair Value 6/30/2026	Valuation Methodologies	Unobservable Inputs	Range	Impact to valuation from an increase to input
Closed End Funds	74,043	Last Traded Price Less Distributions Received	None	$0.00-0.486	N/A
Other Notes	—	Last Traded Price, Company-Specific Information	Terms of the Note/ Company’s Financial Assessments/ Company Announcements	0.00	Significant changes in company’s financials, changes to the terms of the notes or changes to the general business conditions impacting the company’s business may result in changes to the fair value of the securities
Warrants	—	Last Traded Price	Market Assessments	0.00	Significant changes in market conditions could result in direct and proportional changes in the fair value of the security

Note 2

Related party transactions

Bulldog Investors, LLP serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009. Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLP. In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total assets.

Effective January 1, 2025, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $60,000, quarterly plus $5,000 for each special in-person meeting (or $500 if attended by telephone) of the board of directors and $500 for special committee meetings held in between regularly scheduled Board meetings. As additional annual compensation, the Audit & Valuation Committee Chair, and Nominating and Corporate Governance Committee Chair receive $5,000. Effective January 1, 2026, the Fund’s Chief Compliance Officer (“CCO”) receives annual compensation in the amount of $72,000. In addition, the Fund reimburses the directors and CCO for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

30

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Effective February 2, 2026, Ultimus Fund Solutions, LLC (“Ultimus”), acts as the Fund’s Administrator under a Master Services Agreement. Ultimus prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, and transfer agent; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Ultimus also serves as the Fund’s accountant. U.S. Bank, N.A. (“U.S. Bank”) serves as the Fund’s custodian. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Equiniti Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3

Convertible Preferred Stock

During the year ended December 31, 2021 the Fund converted 2,163,053 shares or $54,076,325 of the Fund’s Convertible Preferred Stock, Series B into 4,211,996 shares of the Fund’s common stock. The remaining 60,923 of Convertible Preferred Shares were redeemed at $25 per share for a total of $1,523,075.

On January 21, 2022 the Fund completed its Convertible Preferred Rights offering at $25 per share. As a result of this offering the Fund raised $58,373,850 and issued 2,334,954 shares of 2.75% Convertible Preferred Stock, Series C. The holders of Convertible Preferred Stock, Series C may convert their shares to common stock on a quarterly basis at a conversion rate equivalent to the current conversion price of $15.087 per share of common stock (which is a current ratio of 1.6570 shares of common stock for each share of Convertible Preferred Stock, Series C held). The conversion price (and resulting conversion ratio) will be adjusted for any distributions made to or on behalf of common stockholders. Following any such conversion, shares of common stock shall be issued as soon as reasonably practicable following the next quarterly dividend payment date. Until the mandatory redemption date of the Convertible Preferred Stock, Series C, January 21, 2027, at any time following the second anniversary of the expiration date of the Convertible Preferred Stock, Series C rights offering, the Board may, in its sole discretion, redeem all or any part of the then outstanding shares of Convertible Preferred Stock, Series C at $25.00 per share. Under such circumstances, the Fund shall provide no less than 30 days’ notice to the holders of Convertible Preferred Stock, Series C that, unless such shares have been converted by a certain date, the shares will be redeemed. If, at any time from and after the date of issuance of the Convertible Preferred Stock, Series C, the market price of the common stock is equal to or greater than $20.35 per share (as adjusted for dividends or other distributions made to or on behalf of holders of the common stock), the Board may, in its sole discretion, require the holders of the Convertible Preferred Stock, Series C to convert all or any part of their shares into shares of common stock at a conversion rate equivalent to the current conversion price of $15.087 per share of common stock (which is a current ratio of 1.6570 shares of common stock for each share of Convertible Preferred Stock, Series C held), subject to adjustment upon the occurrence of certain events.

31

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

During the year ended December 31, 2023, the Fund purchased 80,397 shares of preferred stock in the open market at a cost of $1,830,718. The weighted average discount of these purchases comparing the average purchase price to liquidation value at the close of the New York Stock Exchange was 8.95%.

During the year ended December 31, 2024, the Fund purchased 18,782 shares of preferred stock in the open market at a cost of $435,063. The weighted average discount of these purchases comparing the average purchase price to liquidation value at the close of the New York Stock Exchange was 7.53%.

During the six months ended June 30, 2026, the Fund did not purchase any shares of preferred stock in the open market.

The conversion price (and resulting conversion ratio) will be adjusted for any dividends or other distributions made to or on behalf of common stockholders. Notice of such mandatory conversion shall be provided by the Fund in accordance with its Articles of Incorporation. In connection with all conversions shareholders of Convertible Preferred Stock would receive payment for all declared and unpaid dividends on the shares of Convertible Preferred Stock held to the date of conversion, but after conversion would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the Convertible Preferred Stock. The Convertible Preferred Stock is classified outside of the permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, which requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon occurrence of an event that is not solely within the control of the issuer. The Fund is required to meet certain asset coverage tests with respect to the Convertible Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Convertible Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Convertible Preferred Stock.

32

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 4

Purchases and sales of securities

For the six months ended June 30, 2026, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $58,992,529 and $61,140,265, respectively. The Fund did not purchase or sell U.S. government securities during the six months ended June 30, 2026.

Note 5

Capital share transactions

During the six months ended June 30, 2026, there were no shares of common stock repurchased by the Fund. During the year ended December 31, 2025, the Fund purchased 5,000 shares of its common stock in the open market at a cost of $64,750. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 0.27%.

During the year ended December 31, 2024, the Fund purchased 382,023 shares of its common stock in the open market at a cost of $4,889,732. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 15.43%.

During the year ended December 31, 2023, the Fund purchased 452,787 shares of its common stock in the open market at a cost of $5,077,215. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 17.02%.

During the years ended December 31, 2022 and 2021, there were no shares of common stock repurchased by the Fund.

The Fund completed an offering to purchase up to 1,250,000 of the Fund’s shares outstanding at 97% of the net asset value (“NAV”) per common share on April 1, 2022. At the expiration of the offer on April 1, 2022, a total of 7,549,920 shares or approximately 59.39% of the Fund’s outstanding common shares were validly tendered. As the total number of common shares tendered exceeded 1,250,000 common shares, approximately 16.56% of the shares tendered by each tendering shareholder were accepted for payment at a price of $15.69 per share (97% of the NAV per common share of $16.18).

During the year ended December 31, 2021, 2,163,053 shares of 3.50% Convertible Preferred Stock were converted into 4,211,996 shares of Common Stock.

33

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 6

Federal tax status

The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2025 and December 31, 2024 were as follows:

	For the	For the
	year ended	year ended
Distributions paid to common shareholders from:	December 31, 2025	December 31, 2024
Ordinary income	$10,402,422	$12,330,126
Long-term capital gains	10,857,924	—
Return of capital	—	—
Total distributions paid	$21,260,346	$12,330,126

	For the	For the
	year ended	year ended
Distributions paid to preferred shareholders from:	December 31, 2025	December 31, 2024
Ordinary income	$1,537,095	$1,548,129
Long-term capital gains	—	—
Total distributions paid	$1,537,095	$1,548,129

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2025.

34

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following information is presented on an income tax basis as of December 31, 2025:

Tax cost of investments	$211,630,449
Unrealized appreciation	40,175,865
Unrealized depreciation	(15,778,461)
Net unrealized appreciation	24,397,404
Undistributed ordinary income	—
Undistributed long-term gains	1,178,364
Total distributable earnings	1,178,364
Other accumulated/gains losses and other temporary differences	—
Total accumulated losses	$25,575,768

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2025, there were no reclassifications made between total distributable earnings and paid-in capital.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. At December 31, 2025, the Fund did not defer any post-October losses.

At December 31, 2025, the Fund had no long-term capital loss carryovers which have an unlimited carryover period.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2022-2024), or expected to be taken in the Fund’s 2025 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 7

Recent Market Events

U.S. and international markets have experienced and may continue to experience significant periods of volatility due to a number of economic, political, social and global macro factors including rising inflation, uncertainty regarding central banks’ interest rates, the possibility of a national or global recession, political events, geopolitical developments (including trade tensions, trading and tariff arrangements, sanctions and cybersecurity attacks), war and conflict (including Russia’s military invasion of Ukraine and the conflict in Israel, the Middle East and surrounding areas), terrorism, and public health epidemics and similar public health threats. The extent and duration of such factors and events and resulting market disruptions cannot be predicted. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. In addition, some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s performance or the value of its portfolio holdings.

35

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

For further information on the Fund’s risks, please refer to the “Investment objectives and policies, principal risk factors” section below.

Note 8

Additional information

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock and its convertible preferred stock in the open market.

Fund directors and officers and advisory persons to the Fund, including insiders and employees of the Fund and of the Fund’s investment adviser, may purchase or sell Fund securities from time to time, subject to the restrictions set forth in the Fund’s Code of Ethics, as amended, a copy of which is available in the corporate governance section of the Fund’s website at www.specialopportunitiesfundinc.com.

The Fund may seek proxy voting instructions from shareholders regarding certain underlying closed-end funds held by the Fund. Please see the proxy voting instructions section on the Fund’s website at www.specialopportunitiesfundinc.com for further information.

Note 9

New Accounting Pronouncement

The Fund adopted the FASB Accounting Standards Update 2023-09, “Income Taxes (Topic 740) Improvements to Income Tax Disclosures” (“ASU 2023-09”). Adoption of the new standard by the Fund impacted financial statement disclosures only and did not affect the Fund's financial position or results of operations. A disaggregation of income taxes paid by jurisdiction is presented when significant income taxes are paid. Income taxes paid by the Fund for the year was determined to not be significant.

36

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 10

Subsequent events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. Management has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

37

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund

Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “SPE.” On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Tax information

The Fund designated 15.70% of its ordinary income distribution for the year ended December 31, 2025, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2025, 10.24% of distributions paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 0.00% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Quarterly Form N-PORT portfolio schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s Web site at http://www.sec.gov. Additionally, you may obtain copies of Forms N-PORT from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

38

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 12, 2026, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.

39

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

1.	Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.	Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

40

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Investment Adviser

Bulldog Investors, LLP

Park 80 West

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663

Fund Administrator and Fund Accountant

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Transfer Agent and Registrar

Equiniti Trust Company, LLC

48 Wall Street, Floor 23

New York, NY 10005

Fund Counsel

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, PA 19102

Board of Directors

Andrew Dakos

Phillip Goldstein

Ben Harris

Jaclyn Rothchild

Moritz Sell

Special Opportunities Fund, Inc.

1-877-607-0414

www.specialopportunitiesfundinc.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for semi-annual reports.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/26-01/31/26	N/A	N/A	N/A	N/A
Month #2 02/01/26-02/28/26	N/A	N/A	N/A	N/A
Month #3 03/01/26-03/31/26	N/A	N/A	N/A	N/A
Month #4 04/01/26-04/30/26	N/A	N/A	N/A	N/A
Month #5 05/01/26-05/31/26	N/A	N/A	N/A	N/A
Month #6 06/01/26-06/30/26	N/A	N/A	N/A	N/A
Total	N/A	N/A	N/A	N/A

*Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulations S-K (17 CFR 229 407) or this item.

Item 16. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their evaluation, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable for semi-annual reports.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c)	A copy of the Registrant’s notice to shareholders pursuant to Rule 19a-1 under the 1940 Act. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Special Opportunities Fund, Inc.

By (Signature and Title)*	/s/Andrew Dakos
Andrew Dakos, President

Date	September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Andrew Dakos
Andrew Dakos, President

Date	September 4, 2026

By (Signature and Title)*	/s/Thomas Antonucci
Thomas Antonucci, Treasurer

Date	September 4, 2026

* Print the name and title of each signing officer under his or her signature.